SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 25, 2002
                       ----------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

 Delaware                           001-8368                          51-0228924
(State of                     (Commission File No.)                (IRS Employer
 Incorporation)                                              Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On February 25, 2002 the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.       Description
-------------     -------------------------------------
10(a)             Acquisition Agreement by and between Safety-Kleen Services,
                  Inc. as Seller and Clean Harbors, Inc. as Purchaser dated
                  February 22, 2002.

99.1              Press Release issued February 25, 2002 (Filed herewith.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SAFETY-KLEEN CORP.



Date:  February 26, 2002          By:    /s/ James K. Lehman
                                      -----------------------------------
                                      James K. Lehman
                                      Senior Vice President, General Counsel and
                                      Secretary

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
10(a)                Acquisition Agreement by and between Safety-Kleen Services,
                     Inc. as Seller and Clean Harbors, Inc. as Purchaser dated
                     February 22, 2002.

99.1                 Press Release issued February 25, 2002 (Filed herewith.)